EQ ADVISORS TRUSTSM

EQ/CORE BOND INDEX PORTFOLIO

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates information contained in the Summary Prospectus dated May 1, 2010 of the EQ/Core Bond Index Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this supplement is to provide you with information about (1) a change to the Portfolio’s investment objective from seeking to achieve a total return before expenses that approximates the total return performance of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Aggregate Bond Index”) to seeking to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index; (2) a corresponding change to the Portfolio’s principal investment strategy; and (3) a change to the Portfolio’s benchmark index from the Barclays Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. As a result of these changes, the Portfolio may experience higher portfolio turnover than normal and higher related transactions costs.

Effective on or about February 15, 2011, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2010, as supplemented May 24, 2010, June 7, 2010, August 1, 2010, October 26, 2010, October 29, 2010, December 8, 2010, December 21, 2010 and December 31, 2010, and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented May 24, 2010, September 1, 2010, October 26, 2010, December 21, 2010 and December 31, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at
www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Effective on or about February 15, 2011, the information in the “Investment Objective” section of the Prospectus is deleted in its entirety and replaced with the following information:

Investment Objective: Seeks to achieve a total return, before expenses, that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

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Effective on or about February 15, 2011, information in the first and seconds paragraphs of the “Investments, Risks, and Performance – Principal Investment Strategy” section of the Prospectus is deleted in its entirety and replaced with the following information:

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

In seeking to achieve the Portfolio’s investment objective, the Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government Credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued. The Adviser may also purchase or sell futures contracts (which is a form of derivatives contract) on fixed income securities in lieu of investment directly in fixed-income securities themselves.

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Effective on or about February 15, 2011, information in the “Investments, Risks, and Performance – Principal Risks” section of the Prospectus, regarding “Mortgage-Backed and Asset-Backed Securities Risk” is deleted.

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Effective on or about February 15, 2011, information in the “Investments, Risks, and Performance – Risk/Return Bar Chart and Table - Average Annual Total Returns” section of the Prospectus is deleted in its entirety and replaced with the following information:

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Core Bond Index Portfolio – Class IA Shares	2.96%	0.76%	4.03%

EQ/Core Bond Index Portfolio – Class IB Shares	2.70%	0.50%	3.83%

Barclays Capital Intermediate U.S. Government/Credit Index+	5.24%	4.66%	5.92%

Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

+	Effective February 15, 2011, the Portfolio changed its benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the investment manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

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